UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 4, 2006
EPICEPT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-51290	52-1841431

(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue Englewood Cliffs, New Jersey	07632

(Address of Principal Executive Offices)	(Zip Code)
(201) 894-8980

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
This Form 8-K/A amends the Current Report on Form 8-K of the registrant, EpiCept Corporation (“EpiCept”), filed with the Securities and Exchange Commission on January 9, 2006 (the “January 8-K”) regarding its acquisition of Maxim Pharmaceuticals, Inc. (“Maxim”), to include the financial statements required by Item 9.01. The information previously reported in the January 8-K is hereby incorporated by reference into this Form 8-K/A.
ITEM 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The following audited historical financial statements of Maxim are included in this report:
(i)	Consolidated balance sheets as of September 30, 2005 and 2004 (incorporated by reference from the Form 10-K for the year ended September 30, 2005 filed by Maxim on December 14, 2005)

(ii)	Consolidated statements of operations and comprehensive loss for the years ended September 30, 2005, 2004 and 2003 (incorporated by reference from the Form 10-K for the year ended September 30, 2005 filed by Maxim on December 14, 2005)

(iii)	Consolidated statements of stockholders’ equity for the period from inception (October 23, 1989) through September 30, 2005 (incorporated by reference from the Form 10-K for the year ended September 30, 2005 filed by Maxim on December 14, 2005)

(iv)	Consolidated statements of cash flows for the years ended September 30, 2005, 2004 and 2003 (incorporated by reference from the Form 10-K for the year ended September 30, 2005 filed by Maxim on December 14, 2005)

(v)	Notes to consolidated financial statements for the year ended September 30, 2005 (incorporated by reference from the Form 10-K for the year ended September 30, 2005 filed by Maxim on December 14, 2005)
(b) Pro Forma Financial Information.
The following unaudited pro forma consolidated financial statements giving effect to EpiCept’s acquisition of Maxim completed January 4, 2006 (as of September 30, 2005) are included in this report:

(i)	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2005 (incorporated by reference from the Current Report on Form 8-K, filed by the Company on January 13, 2006)

(ii)	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 (incorporated by reference from the Current Report on Form 8-K, filed by the Company on January 13, 2006)

(iii)	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2005 (incorporated by reference from the Current Report on Form 8-K, filed by the Company on January 13, 2006)

(iv)	Notes to unaudited pro forma condensed consolidated financial statements as of September 30, 2005 (incorporated by reference from the Current Report on Form 8-K, filed by the Company on January 13, 2006)
(d) Exhibits.

Exhibit No.	Exhibit

23.1	Consent of KPMG LLP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICEPT CORPORATION
(Registrant)

Date: March 21, 2006	By: Name:	/s/ ROBERT W. COOK Robert W. Cook
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of KPMG LLP.